   FORTRESS REGISTERED INVESTMENT TRUST


   Financial Statements for the Six Months Ended
   June 30, 2001 (Unaudited)

FORTRESS REGISTERED INVESTMENT TRUST

TABLE OF CONTENTS
--------------------------------------------------------------------------------




                                                                                                                 PAGE

Independent Accountants' Review Report                                                                             1

FINANCIAL STATEMENTS (Unaudited):

         Statement of Assets and Liabilities as of June 30, 2001                                                   2

         Schedule of Investments as of June 30, 2001                                                               3

         Statement of Operations for the six months ended June 30, 2001                                            5

         Statement of Cash Flows for the six months ended June 30, 2001                                            6

         Statements of Changes in Net Assets for the six months ended
         June 30, 2001 and the year ended December 31, 2000                                                        7

         Notes to Financial Statements                                                                             8

                     Independent Accountants' Review Report


To the Members and Trustees of
Fortress Registered Investment Trust


We have reviewed the accompanying statement of assets and liabilities, and the of investments of Fortress Registered Investment Trust as of June 30, 2001, and the related statements of operations, cash flows and changes in net assets for the six-month period ended June 30, 2001. These financial statements are the responsibility of the Company's management.


We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.


Based on our review we are not aware of any material modifications that should be made to the accompanying financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States.


We have previously audited, in accordance with auditing standards generally accepted in the United States, the statement of assets and liabilities, and the schedule of investments as of December 31, 2000, and the related statements of operations and cash flows for the year then ended not presented herein, and the statement of changes in net assets for the year then ended presented herein. And, in our report dated February 27, 2001, we expressed an unqualified opinion on the aforementioned financial statements.




                                                    /s/ Ernst & Young LLP

New York, NY
August 28, 2001

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
(dollar amounts in thousands)
--------------------------------------------------------------------------------


                                                                         June 30, 2001
                                                                         -------------
ASSETS

       Investments in controlled affiliates, at value (cost $520,271)     $ 605,502
       Cash and cash equivalents                                             69,184
       Deposits and other assets                                              5,247
                                                                          ---------

                                                                            679,933
                                                                          ---------

LIABILITIES
       Miscellaneous liabilities                                                 53
                                                                          ---------

                                                                                 53
                                                                          ---------

NET ASSETS                                                                $ 679,880
                                                                          =========


NET ASSETS CONSIST OF:
       Capital paid in                                                    $ 566,225
       Undistributed net investment income                                   28,393
       Accumulated equity in loss of operating subsidiary                   (18,849)
       Accumulated net unrealized gain on affiliate investments             104,111
                                                                          ---------

                                                                          $ 679,880
                                                                          =========

FORTRESS REGISTERED INVESTMENT TRUST

SCHEDULE OF INVESTMENTS (Unaudited)
JUNE 30, 2001
(dollar amounts in thousands)
--------------------------------------------------------------------------------

Investment                                   Description of Securities                                  Cost        Fair Value
----------                                   -------------------------                                  ----        ----------
Investments in controlled affiliates (a):

    Fortress CAP LLC (b)                     100% of the issued common shares                       $  20,080       $  97,637
    Fortress HQ LLC (c)                      100% of the issued common shares                          50,049          57,361
    Fortress Brookdale Acquisition LLC (d)   50.67% of the issued common shares                       159,737         166,598
    FRIT Palazzo Due LLC (e)                 100% of the issued common shares                          18,479          27,481
    FRIT Ital SL (f)                         100% of the issued common shares                           1,836           4,591
    Portland Acquisition I LLC (g)           100% of the issued common shares                          13,166          13,166
    Fortress UK Acquisition Company (h)      100% of the issued common shares                         108,511         109,425
    FIF ML Acquisition LLC (i)               75% of the issued common shares                           38,736          38,736
    F/C PRT Investment Inc. (j)              100% of the issued common shares                          34,283          34,283
    FRIT PRT Lending LLC (k)                 100% of the issued common shares                          38,812          38,812
    FRIT PRT Bridge Acquisition LLC (l)      100% of the issued common shares                          26,941          26,941
    Ital SP Acquisition GP LLC (m)           100% of the issued common shares                          20,558          20,237
    Fortress Capital Finance LLC (n)         100% of the issued common shares                         (16,655)        (35,504)
    Loan receivable (o)                      15% interest only; matures September 30, 2001              5,738           5,738
                                                                                                    ----------      ----------

Total investments (p)                                                                               $ 520,271       $ 605,502
                                                                                                    ==========      ==========

    (a) An affiliated company is a company in which the Company has ownership of at least 5% of the voting securities. These securities are restricted as to public resale. Transactions during the period with companies which are affiliates were as follows:

    Summary of Transactions with Affiliated Companies

                                                                                     Cost           Dividend      Fair Value
                                                                                   Incurred          Income        of Total
    Affiliate                                Purchase/Funding Date              This Period (q)    This Period    Investment
    ---------                                ---------------------              --------------     -----------    ----------

    Fortress CAP LLC                         Throughout Period                     $ (67,812)        $ 4,556       $ 97,637
    Fortress HQ LLC                          Throughout Period                            31               -         57,361
    Fortress Brookdale Acquisition LLC       Throughout Period                            20               -        166,598
    FRIT Palazzo Due LLC                     February 23, 2001                       (55,995)            684         27,481
    FRIT Ital SL                             March 2, 2001                             1,836               -          4,591
    Portland Acquisition I LLC               Throughout Period                            43              15         13,166
    Fortress UK Acquisition Company          March 28, 2001                           56,328               -        109,425
    FIF ML Acquisition LLC                   Throughout Period                           798           2,311         38,736
    F/C PRT Investment Inc.                  Throughout Period                           940           3,604         34,283
    FRIT PRT Lending LLC                     Throughout Period                        (6,312)          3,413         38,812
    FRIT PRT Bridge Acquisition LLC          April 2, 2001                            26,941           2,928         26,941
    Ital SP Acquisition GP LLC               June 27, 2001                            20,558               -         20,237
    Loan receivable                          January 31, 2001                          5,738               -          5,738
                                                                                   ---------        --------      ---------
                                                                                     (16,886)         17,511        641,006
    Fortress Capital Finance LLC             Throughout Period                       125,977               -        (35,504)
                                                                                   ---------        --------      ---------

                                                                                   $ 109,091        $ 17,511      $ 605,502
                                                                                   =========        ========      =========


Footnotes continued on the next page.


See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2001
(footnotes)
-------------------------------------------------------------------------------

(b) Fortress CAP LLC owned 9,298,717 shares of common stock of Capstead Mortgage Corp. as its sole assets at the end of the period.

(c) Fortress HQ LLC owned 1,226,331 shares of Series A Convertible Cumulative Preferred Stock, and warrants to purchase 595,547 shares of common stock, of HQ Global Workplaces, Inc. as its sole assets at the end of the period.

(d) Fortress Brookdale Acquisition LLC owned 100% of the issued common shares of Brookdale Living Communities, Inc. as its sole assets at the end of the period.

(e) FRIT Palazzo Due LLC ("Palazzo") owned approximately Euro 18 million of subordinated asset-backed notes due 2032, and a related foreign currency hedge of 23.5 million Euros, as its sole assets at the end of the period. Palazzo acquired these assets as a result of the securitization of certain assets previously controlled by Fortress IF Acquisition LLC, Fortress Ital Depositor 1 LLC and Fortress Ital Depositor 2 LLC, of which the Company holds 100% of the issued common shares. Prior to the securitization these assets resulted in a $1.4 million foreign currency loss. During the six months ended June 30, 2001, the Palazzo investment resulted in a $0.1 million foreign currency gain. See (n) below.

(f) FRIT Ital SL owned (i) 50% of IEFFE Acquisition SpA, an Italian holding company owning approximately 95% of the outstanding shares of Italfondiario SpA, an Italian loan servicing company, and (ii) a related foreign currency hedge of 1.8 million Euros, as its sole assets at the end of the period. During the six months ended June 30, 2001, this investment resulted in a $0.1 million foreign currency loss. See (n) below.

(g) Portland Acquisition I LLC owned a 168,000 sf building in Portland, Oregon, which it intends to rehabilitate and reposition, as its sole asset at the end of the period.

(h) Fortress UK Acquisition Company ("FUKA") owned: (i) a 42.5% equity investment in a British operating company, which indirectly owned 1,309 commercial buildings, primarily leased to a single credit tenant, and a portfolio of 600 properties leased to British government agencies, and a related property management contract, and (ii) certain related foreign currency hedges of an aggregate of 75.3 million Euros, as its sole assets at the end of the period. FUKA was also a party to certain swaps related to the Company's investment in FRIT Palazzo Due LLC (see (e) above); such swaps did not result in any recognition of income during the current period. During the six months ended June 30, 2001, this investment resulted in a $1.0 million foreign currency loss. See (n) below.

(i) FIF ML Acquisition LLC owned a portfolio of performing commercial mortgage loans as its sole asset at the end of the period.

(j) F/C PRT Investment Inc. owned a 51% equity investment in an operating company, which indirectly owned four shopping centers, as its sole asset at the end of the period.

(k) FRIT PRT Lending LLC held a loan, which it originated, made to a major retail REIT as its sole asset at the end of the period.

(l) FRIT PRT Bridge Acquisition LLC held a loan, which it purchased, made to a major retail REIT as its sole asset at the end of the period.

(m) Ital SP Acquisition GP LLC, along with SPGP LLC, FRIT Ital SP Acquisition LP and FRIT SP LP, of each of which the Company holds 100% of the equity either directly or indirectly, owned 107.1 million Euros of asset-backed variable-return instruments (the "Instruments") issued by SPV IEFFE SpA. The Instruments represent an undivided interest in a distressed loan portfolio purchased by SPV IEFFE SpA from SanPaolo Imi SpA. During the six months ended June 30, 2001 this investment resulted in a $0.3 million foreign currency loss. See (n) below.

(n) Fortress Capital Finance LLC ("FCF") is the Company's operating subsidiary. FCF's operations include interest on a revolving credit facility entered into in July 2000 as described in Note 4. During the six months ended June 30, 2001, the foreign currency denominated portions of this credit facility resulted in a $2.3 million foreign currency gain, which is offset by the currency fluctuations described in (e), (f), (h) and (m) above. The net aggregate foreign currency loss for the six months ended June 30, 2001 was $0.4 million.

(o) The borrower on this note is Brookdale Living Communities, Inc. See (d) above.

(p) The United States Federal income tax basis of the Company's investments at the end of the period was approximately $520.3 million and, accordingly, net unrealized appreciation for United States Federal income tax purposes was approximately $85.2 million.

(q)  Net of returns of capital.


See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF OPERATIONS (Unaudited)
(dollar amounts in thousands)
--------------------------------------------------------------------------------

                                                                  Six Months Ended June 30, 2001
                                                                  ------------------------------
Investment income:

Income
              Dividend income from affiliates                            $ 17,511
              Interest income                                                 490
                                                                         --------
              Total income                                                 18,001
Expenses
              Miscellaneous expenses                                           94
                                                                         --------

Net investment income                                                      17,907

Net equity in loss of operating subsidiary                                 (4,058)
Net unrealized gain on affiliate investments                               78,187
                                                                         --------

Net increase in net assets resulting from operations                     $ 92,036
                                                                         ========


Disclosure of certain ratios, annualized:
Ratio of total expenses to average net assets                                 0.0%
Ratio of investment income, net, to average net assets                        6.4%
Portfolio turnover rate                                                       0.0%
Total return                                                                 42.6%


See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF CASH FLOWS (Unaudited)
(dollar amounts in thousands)
--------------------------------------------------------------------------------

                                                                              Six Months Ended June 30, 2001
                                                                              ------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                                       $  92,036
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
         Net equity in loss of operating subsidiary                                            4,058
         Net unrealized gain on affiliate investments                                        (78,187)
         Change in:
            Other assets                                                                       4,958
            Other liabilities                                                                   (492)
                                                                                           ---------

Net cash provided by operating activities                                                     22,373
                                                                                           ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Investments in controlled affiliates                                                   (194,482)
     Distributions from controlled affiliates                                                 85,391
                                                                                           ---------

Net cash used in investing activities                                                       (109,091)
                                                                                           ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Capital contributions                                                                   155,759
                                                                                           ---------

Net cash provided by financing activities                                                    155,759
                                                                                           ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                     69,041

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                   143
                                                                                           ---------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                                   $  69,184
                                                                                           =========

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
(dollar amounts in thousands)
--------------------------------------------------------------------------------

                                                                  Six Months Ended            Year Ended
                                                                    June 30, 2001         December 31, 2000
                                                                    -------------         -----------------
Increase (decrease) in net assets resulting from operations
    Net investment income                                              $  17,907             $  10,486
    Net equity in loss of operating subsidiary                            (4,058)              (14,791)
    Net unrealized gain on affiliate investments                          78,187                25,923
                                                                       ---------             ---------

Net increase in net assets resulting from operations                      92,036                21,618

Capital contributions                                                    155,759               410,467
                                                                       ---------             ---------

Net increase in net assets                                               247,795               432,085

Net assets, beginning of period                                          432,085                    --
                                                                       ---------             ---------

Net assets, end of period                                              $ 679,880             $ 432,085
                                                                       =========             =========


See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2001
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Fortress Registered Investment Trust (together with its subsidiaries, the "Company") was formed on November 23, 1999 as a Delaware business trust and operates as a closed-end, non-diversified management registered investment company ("RIC") under the Investment Company Act of 1940 (the "Act"). The Company expects to mainly invest in real estate-related debt and equity securities. The primary investor in the Company is Fortress Investment Fund LLC (the "Fund").

     The managing member of the Fund is Fortress Fund MM LLC (the "Managing Member"), which is owned jointly by a subsidiary of Fortress Investment Corp. ("Fortress") and Fortress Investment Group LLC (the "Manager") and its affiliate. Fortress and its affiliates have committed to contribute $100 million to the Fund; in the aggregate, Fortress and 21 unaffiliated investors (collectively, the "Investors") have committed approximately $872.8 million (the "Capital Commitment") to the Fund over the three years ending April 28, 2003. The Manager has entered into a management agreement with the Managing Member and will manage the Fund in exchange for certain fees, as defined in such agreement. The Managing Member is entitled to a performance fee (the "Performance Fee") generally equal to 20% of the Fund's returns, as defined, subject to a 10% preferred return payable to the Investors. See Note 3 for a further discussion of the fees.

     During the six months ended June 30, 2001, the Fund issued membership interests (in connection with capital calls) to 21 unaffiliated investors and to Fortress and its affiliates for net proceeds of approximately $159.5 million. Fortress and its affiliates invested a total of approximately $17.8 million in the Fund related to these issuances. The Fund subsequently invested primarily all of these amounts in the Company, net of required fees of $4.5 million (see Note 3). As of June 30, 2001, the Fund had drawn $581.5 million of its committed capital.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF ACCOUNTING - The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States. As a RIC, the Company generally reports its assets and liabilities at fair value on the reporting date, including its investments in the securities of its subsidiaries. As a RIC, the Company does not consolidate its majority-owned and controlled subsidiaries, except to the extent that such subsidiaries operate as investment companies under the Act. None of the Company's subsidiaries operated as an investment company under the Act during the reporting period. The Company's operating subsidiary, Fortress Capital Finance LLC ("FCF"), is accounted for under the equity method and is included in Investments in Controlled Affiliates.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS  (Unaudited)
JUNE 30, 2001
--------------------------------------------------------------------------------

     assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RISKS AND UNCERTAINTIES - In the normal course of business, the Company may encounter primarily two significant types of economic risk: credit and market. Credit risk is the risk of default on the Company's loans and securities, if any, that results from a borrower's or derivative counterparty's inability or unwillingness to make required or expected payments. Market risk reflects changes in the value of investments in loans, securities or derivatives, as applicable, due to changes in interest rates or other market factors, including the value of the collateral underlying loans and the valuation of equity and debt securities held by the Company. Management believes that the carrying values of its investments are reasonable, taking into consideration these risks along with estimated collateral values, payment histories and other borrower information, as well as its knowledge of the companies in which it has made equity investments. The Company also invests in the securities of companies located outside of the United States. The Company's international operations are subject to the same risks associated with its United States operations as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory requirements, heightened risk of political and economic instability, potential adverse tax consequences and the burden of complying with a wide variety of foreign laws. Additionally, the Company is subject to significant tax risks. If the Company were to fail to qualify as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at regular corporate rates, which could be material.

     SECURITY VALUATION - All of the Company's investments in securities are accounted for under the Act. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, if any, for which the last quoted asked price is used. Short-term notes are stated at amortized cost, which is equivalent to fair value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined in accordance with the Company's valuation policies as approved by the Company's board of trustees.

     Investments which are not publicly traded are carried at fair value. In general, fair value approximates cost. Events that could change the reported amount include: further financing by the investee company, pending disposition by the Company of its investment, obtaining by the Company of a third party estimate of the value of its investment, significant changes in the

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2001
--------------------------------------------------------------------------------

     financial position or operating results of the investee company, and sales in recent public or private transactions of the same or similar securities, among others.

     Due to the inherent uncertainty of valuations of investments without a public market, the estimates of value may differ from the values that are ultimately realized by the Company, and the differences could be material. All other assets and liabilities are stated at cost, which approximates fair value.

     FEDERAL INCOME TAXES - No income taxes have been provided for in these financial statements as the Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its members.

     DISTRIBUTIONS TO MEMBERS - Distributions to members are recorded on the ex-dividend date. The character of distributions made during the reporting period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income and expense recognition. No distributions have been made through June 30, 2001. On July 2, 2001, the Company declared and paid a distribution of $71 million to the Fund, which in turn distributed this amount to the Investors.

     SECURITY TRANSACTIONS AND REVENUE RECOGNITION - The Company follows industry practice and records security transactions on the trade date. Dividend income will be recognized on the ex-dividend date, and interest income is recognized on an accrual basis, as are fixed rate preferred dividends. Discounts and premiums on securities purchased will be amortized over the life of the respective securities, generally using the interest method.

     CASH AND CASH EQUIVALENTS - The Company considers all highly liquid short-term investments with a maturity of 90 days or less when purchased to be cash equivalents. Certain amounts on deposit with major financial institutions may, from time to time, exceed insured limits.

3.   MANAGEMENT AGREEMENT AND AFFILIATE TRANSACTIONS

     The Manager is paid certain annual fees by the Fund in exchange for its efforts in raising capital for the Fund, advising the Fund on various aspects of its business, primarily formulating the Fund's investment strategies, arranging for the acquisition and disposition of assets, arranging for financing, monitoring performance, and managing the Fund's day-to-day operations. In addition, the Manager is reimbursed for various expenses incurred by the Manager on the Fund's behalf, including the costs of legal, accounting and other administrative activities.

     The management fee is calculated as 1.0% of the Fund's Invested Capital (as defined) or total equity commitments during the Capital Commitment Period (as defined). Furthermore, the

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2001
--------------------------------------------------------------------------------

     Manager will be paid an annual administrative fee ranging to 0.5% of the Fund's Invested Capital (as defined) or total equity commitments during the Capital Commitment Period (as defined), based on the size of each Investor's capital commitment.

     The Manager and Fortress are each entitled to 50% of the Performance Fee.

     During the six months ended June 30, 2001, the Manager earned $4.5 million of management and administrative fees, which were included in the $4.5 million of fees discussed in Note 1. The Performance Fee will be recorded when earned.

     At June 30, 2001, Deposits and Other Assets included $4.6 million of dividends receivable from unconsolidated subsidiaries.

     FUND CO-INVESTMENT PROGRAM. In January 2001, the Fund adopted an employee co-investment program whereby certain employees of the Manager and of the Company's operating subsidiary will have the opportunity to invest in the Fund by purchasing part of Fortress' investment. The purpose of the program is to align the interests of the Company's employees and the employees of the Manager with those of the Fund's Investors, including Fortress, and to enable the Manager and the Company to retain such employees and provide them with appropriate incentives and rewards for their performance. Fortress has set aside $10.0 million of its commitment to the Fund for this program, of which $6.4 million has been allocated, and will finance approximately 80% of the employee investments via non-recourse loans through a subsidiary. The Manager will fund up to $0.1 million of the purchase price of these commitments on behalf of employees.

4.   COMMITMENTS AND CONTINGENCIES

     FINANCING ARRANGEMENT. In July 2000, the Company and FCF entered into a $150 million revolving credit agreement (the "Credit Agreement"), secured by the Capital Commitment. The Credit Agreement matures in January 2002 and bears interest at LIBOR + 1.25% (approximately 5.00% at June 30, 2001). $12.0 million was outstanding on the USD portion of the Credit Agreement as of June 30, 2001. In addition, at June 30, 2001, the Company had 23.7 million Euro ($20.2 million) outstanding on the Credit Agreement bearing interest at 5.77% and 4.5 million GBP ($6.3 million) outstanding on the Credit Agreement bearing interest at 6.5025%.

     COMMITMENTS TO INVESTEES. The Company has committed an additional $30 million of capital to Fortress UK Acquisition Company related to future opportunities within a portfolio of approximately 600 commercial buildings acquired from the Inland Revenue Service of the UK. The Company has also committed up to an additional $36.8 million of capital to FIF ML Acquisition LLC to fund available draws on loans held by this subsidiary.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2001
--------------------------------------------------------------------------------

     GUARANTEES OF SUBSIDIARIES' OBLIGATIONS. SPV IEFFE SpA (See Ital SP Acquisition GP LLC on the Company's Schedule of Investments) acquired a portfolio of distressed loans from SanPaolo Imi SpA in part with financing provided by the seller. The Company has guaranteed that SPV IEFFE SpA will make the scheduled principal and interest payments under the terms of the seller financing. The outstanding amount of the seller financing was approximately $71 million at the end of the period.

     FUKA, a subsidiary of the Company, is a party to swap transactions relating to the Company's investment in FRIT Palazzo Due LLC. The Company has guaranteed FUKA's obligations, if any, to pay under the terms of the swap agreements. The swaps settle semi-annually, with the first settlement occurring August 23, 2001.